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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                            to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934



       Date of report (Date of earliest event reported): January 12, 2007
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                               CirTran Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
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                 (State of Other Jurisdiction of Incorporation)


                   0-26059                               68-0121636
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           (Commission File Number)            (IRS Employer Identification No.)


4125 South 6000 West, West Valley City, Utah                84128
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(Address of Principal Executive Offices)                  (Zip Code)


                                  801-963-5112
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)







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Item 1.01   Entry into a Material Definitive Agreement

Entry into Amendment Agreements

         On January 12, 2007, CirTran Corporation (the "Company"), entered into two agreements with Cornell Capital Partners, LP ("Cornell"), both of which amended prior agreements with Cornell.

         The Company entered into an Amendment Number 2 to Amended and Restated Investor Registration Rights Agreement ("Amendment No. 2") with Cornell, which amended an Amended and Restated Investor Registration Rights Agreement dated as of August 23, 2006, as amended October 30, 2006. The purpose of Amendment No. 2 was to extend the filing deadline for a registration statement to be filed by the Company to register the resale by Cornell of shares of the Company's common stock issuable to Cornell upon conversion of a convertible debenture in the aggregate principal amount of $1,500,000 (the "August Debenture") issued to Cornell in August 2006. The new filing deadline for the registration statement is June 1, 2007.

         The Company also entered into an Amendment Number 4 to Investor Registration Rights Agreement ("Amendment No. 4") with Cornell, which amended an Investor Registration Rights Agreement dated as of December 30, 2005, as most recently amended October 30, 2006. The purpose of Amendment No. 4 was to extend the filing deadline for a registration statement to be filed by the Company to register the resale by Cornell of shares of the Company's common stock issuable to Cornell upon conversion of a convertible debenture in the aggregate principal amount of $1,500,000 (the "December Debenture") issued to Cornell in December 2005. The new filing deadline for the registration statement is June 1, 2007.


Item 9.01.  Financial Statements and Exhibits.

       (a)  Financial Statements.  None.
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       (b)  Pro Forma Financial Information.  Not Applicable.
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       (c)  Exhibits.
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            10.1  Amendment   Number  2  to  Amended   and   Restated   Investor
                  Registration Rights Agreement, between CirTran Corporation and Cornell Capital Partners, LP, dated January 12, 2007.

            10.2 Amendment Number 4 to Investor Registration Rights Agreement, between CirTran Corporation and Cornell Capital Partners, LP, dated January 12, 2007.









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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CirTran Corporation


Date: January 19, 2007                   By:  /s/ Iehab Hawatmeh
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                                                  Iehab J. Hawatmeh, President
































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